Consolidated Statements of Operations - USD ($)	12 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
Revenue	$ 11,565	$ 0
Operating expenses:
Cost of revenues	26,282	0
Selling, general and administrative expense	5,009,323	3,741,020
Research and development expense	1,353,084	1,611,094
Total costs and expenses	6,388,689	5,352,114
Loss from operations	(6,377,124)	(5,352,114)
Other income:
Interest expense	(150,531)	(18,534)
Other Nonoperating Income (Loss) Debt Forgiveness Amount	178,229	0
Decrease to fair value of derivative	108,944	679,271
Total other income	136,642	660,737
Net loss	$ (6,240,482)	$ (4,691,377)
Loss per share - basic and diluted
Net loss per common share - basic and diluted (in dollars per share)	$ (0.03)	$ (0.02)
Weighted common shares - basic and diluted (in shares)	220,001,412	188,051,683